Exhibit 10.1
Certificate of Amendment to the
Micro Linear Corporation 1994 Director Option Plan
     On May 26, 2005, the Board of Director of Micro Linear Corporation (the “Company”), approved by written the following amendments to the Company’s 1994 Director Option Plan (the “Plan”):
     1) Section 4(a)(v) of the Plan is amended to add the following clause “(E)” thereto:
     “(E) in the event of a “Change on Control” as defined below, all remaining unexercisable Shares subject to the First Option shall become fully vested and all such Shares shall be immediately exercisable.”
     2) Section 4(a)(vi) of the Plan is amended to add the following clause “(E)” thereto:
     “(E) in the event of a “Change on Control” as defined below, all remaining unexercisable Shares subject to the Subsequent Option shall become fully vested and all such Shares shall be immediately exercisable.
     For purposes of Sections 4(a)(v) and 4(a)(vi), “Change of Control” shall mean the occurrence of any of the following events: (1) a change in the composition of the Board occurs, as a result of which fewer than one-half of the incumbent directors are directors who either: (a) had been directors of the Company on the “look-back date” (as defined below) (the “original directors”); or (b) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the “continuing directors”); or (2) any “person” (as defined below) who by the acquisition or aggregation of securities, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company; or (3) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (a) the continuing or surviving entity and (b) any direct or indirect parent corporation of such continuing or surviving entity; or (4) the sale, transfer or other disposition of all or substantially all of the Company’s assets.
     The term “look-back” date shall mean the later of (1) May 16, 2005 or (2) the date 24 months prior to the date of the event that may constitute a Change of Control.

     The term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Common Stock.
     Any other provision of this Section 4(a)(vi) notwithstanding, a transaction shall not constitute a Change of Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.”
     The foregoing sets forth the amendments approved by the Company’s Board of Directors to the Company’s 1994 Director Option Plan by written consent dated May 26, 2005.

                                                                                                                                                                                      Michael Schradle
                                                                                                                                                                                      Secretary